UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2013
GT ADVANCED TECHNOLOGIES INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	001-34133 (Commission File Number)	03-0606749 (IRS Employer Identification No.)

20 Trafalgar Square Nashua, New Hampshire 03063 (Address of Principal Executive Offices, including Zip Code)

(603) 883-5200 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 1, 2013, GT Advanced Technologies Inc. (the “Company”) issued a press release announcing financial results for the fiscal quarter ended March 30, 2013.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K and is incorporated herein by reference. A copy of the Company’s Investor Financial Summary for the first quarter ended March 30, 2013 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on May 1, 2013 and the Investor Financial Summary for the fiscal quarter ended March 30, 2013, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference.

The information, including Exhibit 99.1 and Exhibit 99.2, furnished in this Current Report on Form 8-K is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued May 1, 2013

99.2	First Quarter Fiscal Year 2013 GT Advanced Technologies Inc. Investor Financial Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ Hoil Kim
Date: May 1, 2013	By:	Hoil Kim
	Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued May 1, 2013

99.2	First Quarter Fiscal Year 2013 GT Advanced Technologies Inc. Investor Financial Summary